UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2019

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California		94597
(Address of principal executive offices)		(Zip Code)

(925) 948-4000

Registrant’s telephone number, including area code

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Planned Retirement of CEO

On February 8, 2019, George Roeth, the Chief Executive Officer of Central Garden & Pet Company (the “Company”), announced his intention to retire as Chief Executive Officer at the end of the Company’s fiscal year on September 28, 2019. The Company’s Board of Directors (the “Board”) will form a Succession Committee to identify a successor with the assistance of a leading executive search firm.

Fiscal 2018 Bonus Determinations

On February 11, 2019, the Compensation Committee of the Board of the Company approved cash bonus payments to the Company’s named executive officers, in respect of fiscal 2018. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2019 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 21, 2018 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement. In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the fiscal 2018 summary compensation table for the named executive officers previously set forth in the Proxy Statement. No other amounts have changed.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards (1)($)	Option Awards (2)($)	All Other Compen sation (3)($)	Total ($)
George C. Roeth President and Chief Executive Officer(4)	2018	820,673	753,750		750,001	744,203	51,876	3,120,503
	2017	775,000	900,000		699,157	806,054	53,019	3,233,230
	2016	232,500	795,000	(5)	520,040	40,147	266,048	1,853,735

Nicholas Lahanas Chief Financial Officer(6)	2018	387,308	225,000		—	143,240	3,701	759,249
	2017	346,246	185,000		401,172	100,735	3,120	1,036,273

Kay M. Schwichtenberg Executive Vice President	2018	371,646	160,000		—	122,780	15,025	669,451
	2017	404,385	225,000		—	120,899	15,096	765,380

George A. Yuhas General Counsel and Secretary	2018	448,092	191,000		—	122,780	26,898	788,770
	2017	450,491	245,000		—	120,907	26,370	842,768
	2016	459,438	247,250		—	163,560	25,620	895,868

William Lynch Senior Vice President(7)	2018	426,139	217,011		—	163,710	28,458	835,318

(1)	This column represents the grant date fair value in accordance with ASC 718. These amounts do not represent the actual value that may be realized by the named executive officers.

(2)

This column represents the grant date fair value in accordance with ASC 718. Please refer to Note 13, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on November 28, 2018 for the relevant assumptions used to determine the compensation cost of our stock option awards. These amounts do not represent the actual value, if any, that may be realized by the named executive officers.

(3)	The components of the “All Other Compensation” column for fiscal 2018 are detailed in the following table:

Description	Roeth	Lahanas	Schwichtenberg	Yuhas	Lynch
Company matching contribution to 401(k) plan	$3,100	$3,125	$3,279	$3,183	$4,556
Medical and life insurance premiums	576	576	11,746	11,716	11,902
Car allowance or lease	13,200	—	—	12,000	12,000
Medical reimbursement	15,000	—	—	—	—
Financial planning allowance	20,000	—	—	—	—

Total	$51,876	$3,701	$15,025	$26,898	$28,458

(4)	Mr. Roeth became Chief Executive Officer in June 2016.

(5)	Bonus column includes a hiring bonus of $500,000.

(6)	Mr. Lahanas became Chief Financial Officer in May 2017.

(7)	Mr. Lynch became an executive officer in February 2018.

Election of New Director

On February 13, 2019, the Board elected Christopher T. Metz to serve as a director of the Board, effective immediately. Mr. Metz has not been appointed to any committees of the Board.

Mr. Metz has served as director and Chief Executive Officer of Vista Outdoor Inc. since October 2017. Prior to joining Vista Outdoor Inc., Mr. Metz served as President and Chief Executive Officer of Arctic Cat Inc., a manufacturer of all-terrain vehicles, recreational off-road vehicles and snowmobiles, from December 2014 to March 2017. He served as a Managing Director of Sun Capital Partners, Inc. (“Sun Capital”), a global private equity firm, from 2005 to July 2014. Prior to joining Sun Capital, Mr. Metz worked for Black & Decker, a manufacturer of power tools, accessories, hardware, home improvement products, and technology based fastening systems, for over 13 years, serving in a variety of capacities, including President of its Hardware and Home Improvement Group from 1999 to 2005.

There are no transactions reportable under Item 404(a) of Regulation S-K in which Mr. Metz has a direct or indirect material interest. He will be entitled to receive the standard cash and equity compensation paid to all directors as described in the Company’s most recent proxy statement. No arrangement or understanding exists between Mr. Metz and any other person pursuant to which Mr. Metz was selected as a director of the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 12, 2019, at the Annual Meeting, the following proposals were submitted to the stockholders:

1.	The election of nine directors to serve until the 2020 Annual Meeting and until their successors are duly elected and qualified.

2.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 28, 2019.

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Common Stock are entitled to one vote per share and holders of the Company’s Class B Stock are entitled to the lesser of ten votes per share or 49% of the total votes cast. Holders of the Company’s Common Stock and holders of the Company’s Class B Stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal One:

The following individuals were elected to serve as directors until the Company’s next annual meeting and until their respective successors are elected and qualified by the votes set forth in the following table:

Director Nominee	For	Withheld	Broker Non-Votes
John B. Balousek	20,954,126	363,129	637,926
William E. Brown	16,748,576	4,568,683	637,926
Thomas J. Colligan	21,236,489	80,766	637,926
Michael J. Edwards	21,247,918	69,337	637,926
John E. Hanson	21,300,381	16,872	637,926
Brooks M. Pennington III	16,748,587	4,568,668	637,926
John R. Ranelli	16,746,400	4,570,855	637,926
George C. Roeth	16,957,105	4,360,150	637,926
Mary Beth Springer	21,221,366	95,889	637,926

Proposal Two:

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 28, 2019 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
22,269,516	294,802	1,924	0

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2019, the Company issued a press release titled “Central Garden & Pet Company Announces CEO Transition Planning.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release Announcing CEO Transition Planning.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ George A. Yuhas
George A. Yuhas
General Counsel and Secretary

Dated: February 14, 2019